                                                                     EXHIBIT 4.1

                                                                  EXECUTION COPY




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                                 UNIT AGREEMENT

                            Dated as of July 8, 1999


                                     among


                               CYBERNET INTERNET
                          SERVICES INTERNATIONAL, INC.


                                      and


                             THE BANK OF NEW YORK,
                    as Unit Agent, Trustee and Warrant Agent



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

          UNIT AGREEMENT (this "Agreement"), dated as of July 8, 1999, between
                                ---------
Cybernet Internet Services International, Inc., a Delaware corporation (the "Company"), and The Bank of New York, as Unit Agent (in such capacity, the "Unit
 -------                                                                    ----
Agent"),  as Trustee (in such capacity, the "Trustee") and as Warrant Agent (in
-----                                        -------
such capacity, the "Warrant Agent").
                    -------------

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, the Company proposes to issue $150,000,000 aggregate principal amount of 14.0% Senior Dollar Notes due 2009 (the "Initial Notes"; and
                                                             -------------
together with any Exchange Notes, the "Notes") pursuant to an Indenture dated as
                                       -----
of July 8, 1999 (the "Indenture"; unless otherwise defined herein, terms defined
                      ---------
in the Indenture are used herein as defined therein) between the Company and the Trustee, and the Company proposes to issue 150,000 Warrants (the "Warrants") to
                                                                  --------
purchase 4,534,604 shares of common stock, par value $.001, of the Company (the "Warrant Shares"), pursuant to a Warrant Agreement dated as of July 8, 1999
 --------------
(the "Warrant Agreement") between the Company and the Warrant Agent;
      -----------------

          WHEREAS, the Notes and the Warrants will initially be represented by Units (the "Units"), with each Unit consisting of $1,000 principal amount of
            -----
Notes and one Warrant to purchase 30.2310693 Warrant Shares;

          WHEREAS, the Company, the Trustee and the Warrant Agent desire to appoint The Bank of New York to act as their agent for the purpose of issuing certificates ("Unit Certificates") representing the Units and for the
               -----------------
registration of transfers and exchanges thereof; and

          WHEREAS, the Units will be exchangeable for the Notes and the Warrants represented thereby upon the earliest to occur of: (i) the commencement of an exchange offer or the effectiveness of a shelf registration statement with respect to the Notes and (ii) such other date as Lehman Brothers International (Europe) and Morgan Stanley & Co. International Limited shall jointly determine in their sole discretion (such earliest date, "Separation Date").

          NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

          SECTION 1.  Definitions.
                      -----------

          "Affiliate" as applied to any Person means any other Person directly
           ---------
     or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, is defined to mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agent Members" means members of, or participants in, DTC.
           -------------

          "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal,
           --------------
     state or foreign law for the relief of creditors.

          "Business Day" means a day other than a Saturday, Sunday or other day
           ------------
                    on which commercial banking institutions are authorized or required by law to close in New York City or Munich.

          "Cedel" means Cedel Bank, societe anonyme.
           -----

          "Company" means the party named as such in the preamble of this
           -------
     Agreement until a successor replaces it in accordance with the provisions of the Indenture and thereafter means such successor.

          "Company Order" means a written order or request signed in the name of
           -------------
     the Company by two Officers of the Company and delivered to the Unit Agent.

          "Definitive Units" means Units in definitive registered form
           ----------------
     substantially in the form of Exhibit B.

          "DTC" means The Depository Trust Company or its successors.
           ---

          "DWAC" means the Depositary/Deposit Withdraw at Custodian system.
           ----

          "Euroclear" means Morgan Guaranty Trust Company of New York (Brussels
           ---------
     office), as operator of the Euroclear System.

          "Event of Default" shall have the meaning set forth in Section 6.1 of
           ----------------
     the Indenture.

          "Exchange Act" means the U.S. Securities Exchange Act of 1934, as
           ------------
     amended, and the rules and regulations of the SEC promulgated thereunder.

          "Holder" means a Person in whose name a Unit is registered on the
           ------
     Registrar's books.

          "Initial Purchasers" means Lehman Brothers International (Europe) and
           ------------------
     Morgan Stanley & Co. International Limited.

          "Issue Date" means the date on which the Units are originally issued
           ----------
     under this Agreement.

          "Officer" means, with respect to any Person, the chairman of the board
           -------
     of directors, any director, the president, the principal executive officer, the principal financial officer, the principal accounting officer, the treasurer, the controller or the secretary of such Person.

          "Officers' Certificate" means a certificate, signed on behalf of the
           ---------------------
     Company by two Officers of the Company, that meets the requirements set forth in Sections 5.2 and 5.3.

          "Opinion of Counsel" means a written opinion of legal counsel who is
           ------------------
     reasonably acceptable to the Unit Agent, which opinion is addressed to the Unit Agent and complies with the requirements of Sections 5.2 and 5.3.

          "Person" means any individual, corporation, partnership, joint
           ------
     venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

          "Private Placement Legend" means the legend set forth in Section
           ------------------------
     2.7(c).

          "Qualified Institutional Buyer" or "QIB" shall have the meaning
           -----------------------------      ---
     specified in Rule 144A under the Securities Act.

          "Registrar" shall have the meaning set forth in Section 2.4.
           ---------

          "Rule 144" means Rule 144 under the Securities Act.
           --------

          "Rule 144A" means Rule 144A under the Securities Act.
           ---------

          "Rule 144A Global Unit" shall have the meaning set forth in Section
           ---------------------
     2.2.

          "Rule 144A Unit" shall have the meaning set forth in Section 2.2.
           --------------

          "Rule 144A Global Unit" shall have the meaning set forth in Section
           ---------------------
     2.2.

          "SEC" means the U.S. Securities and Exchange Commission.
           ---

          "Securities Act" means the U.S. Securities Act of 1933, as amended,
           --------------
     and the rules and regulations of the SEC promulgated thereunder.

          "Units" shall have the meaning set forth in the preamble to this
           -----
     Agreement.

          SECTION 1.2  Appointment of Unit Agent.  (a)  The Company hereby
                       -------------------------
appoints the Unit Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement, and the Unit Agent hereby accepts such appointment.

          (b) The Trustee and the Company hereby appoint the Unit Agent as Authenticating Agent and Registrar with respect to Notes represented by Units for so long as such Notes are represented by the Units. In its capacity as Authenticating Agent and Registrar, the Unit Agent shall have the rights, obligations, protections, privileges, benefits and immunities provided for such capacities in the Indenture. The Trustee hereby appoints, and the Company hereby consents to the appointment of, the Unit Agent, as its agent with respect to all such rights and obligations of the Trustee under the Indenture with respect to Notes represented by Units for so long as such Notes are represented by the Units, and the Unit Agent hereby accepts such appointment.

          (c) The Warrant Agent and the Company hereby appoint the Unit Agent as an agent of the Warrant Agent for the purposes of countersigning Warrants so long as such Warrants are represented by the Units, and for maintaining a register of the registered owners of and the registration of transfers and exchanges of Warrants for so long as such Warrants are represented by the Units. The Warrant Agent hereby appoints, and the Company hereby consents to the appointment of, the Unit Agent with respect to all such rights and obligations of the Warrant Agent under the Warrant Agreement with respect to Warrants represented by Units for so long as such Warrants are represented by the Units, and the Warrant Agent hereby accepts such appointment.

          SECTION 2  Unit Certificates.
                     -----------------

          2.1  Issuance of Units.  Units consisting of Notes and Warrants shall
               -----------------
be issued by the Company on the Issue Date. The Notes and the Warrants shall not be separately transferable until on or after the Separation Date as provided in Section 3 hereof.

          2.2  Form of Unit.  The Units and the notation relating to the Unit
               ------------
Agent's certificate of authentication shall be substantially in the form of Exhibits A or B. The Units may have notations, legends or endorsements required by law, stock exchange rule or usage. The Company and the Unit Agent shall approve the form of the Units and any notation, legend or endorsement thereon. Each Unit shall be dated the date of its issuance and shall show the date of its authentication.

          The terms and provisions contained in the Units, annexed hereto as Exhibits A and B, shall constitute, and are hereby expressly made, a part of this Agreement and, to the extent applicable, the Company and the Unit Agent by their execution and delivery of this Agreement expressly agree to such terms and provisions and to be bound thereby.

          Units offered and sold in their initial distribution in reliance on Rule 144A shall be initially issued as one or more global Units, in registered global form, substantially in the form of Exhibit A hereto, with such applicable legends as are provided in Exhibit A hereto, except as otherwise permitted herein. Such Global Units shall be referred to collectively herein as the "Rule
                                                                            ----
144A Global Unit."  Such Rule 144A Global Unit shall be deposited on behalf of
----------------
the holders of the Units represented thereby by the Unit Agent as custodian for DTC, duly executed by the Company and authenticated by the Unit Agent or Authenticating Agent as provided herein. The aggregate amount of the Rule 144A Global Unit outstanding may from time to time be increased or decreased by adjustments made on the records of the Unit Agent, as custodian for DTC, or the records of DTC or its nominee, as the case may be, as hereinafter provided (or by the issue of a further Rule 144A Global Unit), in connection with or in consequence of the issue of

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

Definitive Units or the issue of additional Rule 144A Units, as hereinafter provided. The Rule 144A Global Unit and all other Units initially evidenced by such Rule 144A Global Unit, shall collectively be referred to herein as the "Rule 144A Units."
 ---------------

          The Company may also elect, in its sole discretion, to create additional forms of global Units containing transfer and other restrictions which comply with applicable U.S., securities and other laws from time to time, although the Company is not obligated to do so.

          SECTION 2.3  Execution and Authentication.  Two Officers (each of whom
                       ----------------------------
shall have been duly authorized by all requisite corporate actions) shall sign the Units for the Company by manual or facsimile signature.

          If an Officer whose signature is on a Unit was an Officer at the time of such execution but no longer holds that office or position at the time the Unit Agent authenticates the Unit, the Unit shall be nevertheless valid.

          A Unit shall not be valid until an authorized signatory of the Unit Agent manually signs the certificate of authentication on the Unit. The signature shall be conclusive evidence that the Unit has been authenticated under this Agreement.

          The Unit Agent shall authenticate 150,000 Units upon receipt of a Company Order in the form of an Officers' Certificate. The Officers' Certificate shall specify the number of Units to be authenticated, the series and type of Units and the date on which the Units are to be authenticated, whether the Units are to be issued as Definitive Units or Global Units and whether or not the Units shall bear the Private Placement Legend, or such other information as the Unit Agent may reasonably request. In authenticating the Units and accepting the responsibilities under this Agreement in relation to the Units, the Unit Agent shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the form and terms thereof have been established in conformity with the provisions of this Agreement. The aggregate number of Units outstanding at any time may not exceed 300,000 Units except as provided in Section 2.8. Upon receipt of a Company Order, the Unit Agent shall authenticate Units in substitution of Units originally issued to reflect any name change of the Company.

          SECTION 2.4  Registrar.  The Company shall maintain an office or
                       ---------
agency in the Borough of Manhattan, the City of New York where (i) Global Units may be presented or surrendered for registration of transfer or for exchange ("Registrar") and (ii) notices and demands in respect of such Global Units and
  ---------
this Agreement may be served.  In the event that Definitive Units are issued,
(x) Definitive Units may be presented or surrendered for registration of transfer or for exchange, (y) Definitive Units may be presented or surrendered for payment and (z) notices and demands in respect of the Definitive Units and this Agreement may be served at an office of the Registrar in the Borough of Manhattan, the City of New York. The Registrar shall keep a register of the Units and of their transfer and exchange. The Company, upon notice to the Unit Agent, may have one or more co-Registrars reasonably acceptable to the Unit Agent. The term "Registrar" includes any co-Registrar. The Company may change any Registrar without notice to any Holder. In the case of a transfer of a Definitive Unit in part, upon surrender of the

Definitive Unit to be transferred, a Definitive Unit shall be issued to the transferee in respect of the aggregate number of Units transferred and a Definitive Unit shall be issued to the transferor in respect of the aggregate balance of Units that remain outstanding after the transfer at the office of any transfer agent.

          SECTION 2.5  List of Holders.  The Unit Agent shall preserve in as
                       ---------------
current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Unit Agent is not the Registrar, the Company shall furnish to the Unit Agent before each Record Date and at such other times as the Unit Agent may request in writing a list as of such date and in such form as the Unit Agent may reasonably require of the names and addresses of Holders, which list may be conclusively relied upon by the Unit Agent.

          SECTION 2.6  Book-Entry Provisions for Global Units.  (a)  The Global
                       --------------------------------------
Units initially shall (i) be registered in the name of DTC or the nominee of such depositary, (ii) be delivered to the Unit Agent as custodian for such depositary and (iii) bear legends as set forth in Section 2.7(b) hereto.

          (b)  Restrictions on Transfer and Exchange of Global Units.
               -----------------------------------------------------
Notwithstanding any other provisions of this Agreement, transfers of a Global Unit shall be limited to transfers of such Global Unit in whole, but not in part, by DTC to a nominee of DTC or by a nominee of DTC to DTC or another successor of DTC or a nominee of such successor depositary. Interests of beneficial owners in the Global Units may be transferred or exchanged for Definitive Units in accordance with the rules and procedures of DTC or its successor and the provisions of Section 2.7. All Global Units shall be exchanged by the Company (with authentication by the Unit Agent) for one or more Definitive Units, (a) if DTC (i) has notified the Company that it is unwilling or unable to continue as, or ceases to be, a clearing agency registered under the Exchange Act and (ii) a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Company within 90 days of such notification or (b) at any time at the option of the Company. Whenever all of a Global Unit is exchanged for one or more Definitive Units, it shall be surrendered by the Holder thereof to the Unit Agent for cancellation. Whenever a part of a Global Unit is exchanged for one or more Definitive Units the Global Unit shall be surrendered by the Holder thereof to the Unit Agent who shall cause an adjustment to be made to Schedule A of such Global Unit such that the number of such Global Units will be equal to the remainder of such Global Units not exchanged and shall thereafter return the Global Unit to such Holder. A Global Unit may not be exchanged for a Definitive Unit other than as provided in this Section 2.6(b).

          (c) In connection with the transfer of an entire Global Unit to beneficial owners pursuant to paragraph (b) of this Section 2.6, the Global Units shall be deemed to be surrendered to the Unit Agent for cancellation, and the Company shall execute, and the Unit Agent shall, upon written instructions from the Company, authenticate and make available for delivery, to each beneficial owner identified by DTC, in exchange for its beneficial interest in the Global Units, an equal aggregate amount of Definitive Units. In connection with any transfer of a portion of the beneficial interest in a Global Unit pursuant to subsection (b) of this Section to beneficial owners who will thereafter hold Definitive Units, the Unit Agent shall reflect on its books and records the date and decrease the amount of such Global Unit in an amount equal to the amount of the beneficial interest in the Global Unit to be transferred, and the Company shall execute, and the Unit Agent shall authenticate and deliver, one or more Definitive Units of like tenor and amount.

          (d) Any Definitive Unit constituting a Rule 144A Unit delivered in exchange for an interest in a Global Unit pursuant to paragraph (b) of this
Section 2.6 shall, except as otherwise provided by Section 2.7, bear the Private Placement Legend.

          (e) The Holder of any Global Unit may grant proxies and otherwise authorize any Person, including DTC and its Agent Members and Persons that may hold interest through Agent Members, to take any action which a Holder is entitled to take under this Agreement or the Units.

          (f)  Cancellation and/or Adjustment of a Global Unit.  At such time as
               -----------------------------------------------
all beneficial interests in a Global Unit have either been exchanged for Definitive Units, redeemed, repurchased or canceled, such Global Unit shall be returned to or retained and canceled by the Unit Agent. At any time prior to such cancellation, if any beneficial interest in a Global Unit is exchanged for Definitive Units, redeemed, repurchased or canceled, the number of Units represented by such Global Unit shall be reduced and an endorsement shall be made on such Global Unit by the Unit Agent to reflect such reduction.

          SECTION 2.7  Registration of Transfer and Exchange.  (a)  Prior to the
                       -------------------------------------
Separation Date, notwithstanding any provision to the contrary herein, transfers of beneficial interests in Global Units or transfers of Definitive Units, in whole or in part, shall be made only in accordance with this Section 2.7.

          (b) Other Exchanges. In the event that a Global Unit is exchanged for Definitive Units pursuant to Section 2.6(b), or a Definitive Unit in registered form is exchanged for another such Definitive Unit in registered form, or a Definitive Unit is exchanged for a beneficial interest in a Global Unit, such Units may be exchanged or transferred for one another only in accordance with such procedures as are substantially consistent with the provisions of Sections
2.6 and 2.7 herein and as may be from time to time adopted by the Company and the Unit Agent.

          (c)  Private Placement Legend.  Each Unit issued hereunder shall, upon
               ------------------------
issuance, bear the legend set forth herein and such legend shall not be removed from such Unit except as provided in the next sentence. The legend required for a Rule 144A Unit may be removed from a Rule 144A Unit if there is delivered to the Company and the Unit Agent such satisfactory evidence, which may include an opinion of independent counsel licensed to practice law in the State of New York, as may be reasonably required by the Company, that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Unit will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Unit Agent, at the direction of the Company, shall authenticate and deliver in exchange for such Unit another Unit or Units of equal aggregate amount that does not bear such legend. If such a legend required for a Rule 144A Unit has been removed from a Rule 144A Unit as provided above, no other Unit issued in exchange for all or any part of such Unit shall bear such legend, unless the Company has reasonable cause to believe that such other Unit is a "restricted security" within the meaning of Rule 144 and instructs the Unit Agent to cause a legend to appear thereon.

          The Units shall bear the following legends (the "Private Placement
                                                           -----------------
Legend") on the face thereof:
------

          THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY
                                                   --------------
     STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT),
     (2) AGREES THAT IT WILL NOT, PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE
                                                                     ------
     RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS
     ----------------------------
     SECURITY EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (D) WITH THE CONSENT OF THE COMPANY PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHICH THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT, IN CONSENTING TO ANY SALE OR OFFER PURSUANT TO
                  --------
     CLAUSE (D) ABOVE, THE COMPANY SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND

     DELIVERED BY THE TRANSFEROR TO THE UNIT AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

          THE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR DELIVERED AS
                    PART OF THEIR INITIAL DISTRIBUTION OR AT ANY TIME THEREAFTER, DIRECTLY OR INDIRECTLY, OTHER THAN TO (INVESTMENT) BANKS, PENSION FUNDS, INSURANCE COMPANIES, SECURITIES FIRMS, INVESTMENT INSTITUTIONS, CENTRAL GOVERNMENTS, LARGE INTERNATIONAL AND SUPRA-NATIONAL ORGANIZATIONS AND OTHER COMPARABLE ENTITIES, INCLUDING, AMONG OTHERS, TREASURIES AND FINANCE COMPANIES OF LARGE ENTERPRISES, WHICH ARE ACTIVE ON A REGULAR AND PROFESSIONAL BASIS IN THE FINANCIAL MARKETS FOR THEIR OWN ACCOUNT.

          The Global Units shall also bear the following legend on the face thereof:

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE COMPANY OR ITS AGENT FOR
                                       ---
     REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER REPRESENTATIVE OF DTC AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.6 OF THE UNIT AGREEMENT PURSUANT TO WHICH THEY WERE ISSUED.

          (d)  General.  By its acceptance of any Unit bearing the Private
               -------
Placement Legend, each Holder of such a Unit acknowledges the restrictions on transfer of such Unit set forth in this Agreement and in the Private Placement Legend and agrees that it will transfer such Unit only as provided in this Agreement.

          The Unit Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Agreement or under applicable law with respect to any transfer of any interest in any Unit (including any transfers between or among Agent Members or beneficial owners of interest in any Global Unit) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

          The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.6 or this Section 2.7.
The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

          (e) Definitive Units shall be transferable only upon the surrender of a Definitive Unit for registration of transfer. When a Definitive Unit is presented to the Registrar or a co-registrar with a request to register a transfer, the Registrar shall register the transfer as requested if its requirements for such transfers are met. When Definitive Units are presented to the Registrar or a co-registrar with a request to exchange them for an equal amount of Definitive Units of other denominations, the Registrar shall make the exchange as requested if the same requirements are met. To permit registration of transfers and exchanges, the Company shall execute and the Unit Agent shall authenticate Definitive Units at the Registrar's or co-registrar's request.

          (f) The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with any transfer or exchange pursuant to this Section 2.7.

          (g) All Units issued upon any transfer or exchange pursuant to the terms of this Agreement will be entitled to the same benefits under this Agreement as the Units surrendered upon such transfer or exchange.

          (h) Holders of Units (or holders of interests therein) and prospective purchasers designated by such Holders (or holders of interests therein) will have the right to obtain from the Company upon request by such Holders (or holders of interests therein) or prospective purchasers, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, or is exempt from reporting pursuant to 12g3-2(b) under the Exchange Act, the information required by paragraph d(4)(i) of Rule 144A in connection with any transfer or proposed transfer of such Units.

          (i) The Company, the Unit Agent and any agent may treat the person in whose name a Unit is registered as the absolute owner of such Unit for all purposes whatsoever.

          SECTION 2.8  Replacement Units.  If a mutilated Definitive Unit is
                       -----------------
surrendered to the Registrar, if a mutilated Global Unit is surrendered to the Company or if the Holder of a Unit claims that such Unit has been lost, destroyed or wrongfully taken, the Company shall issue and the Unit Agent shall authenticate a replacement Unit in such form as the Unit being replaced if the requirements of the Unit Agent, the Registrar and the Company are met. If required by the Unit Agent, the Registrar or the Company, such Holder must provide an indemnity bond or other indemnity, sufficient in the judgment of the Company, the Registrar and the Unit Agent, to protect the Company, the Registrar, the Unit Agent and any agent from any loss which any of them may suffer if a Unit is replaced. The Company may charge such Holder for its reasonable, out-of-pocket expenses in replacing a Unit, including reasonable fees and expenses of counsel. Every replacement Unit is an obligation of the Company.

          SECTION 2.9  Outstanding Units.  Units outstanding at any time are all
                       -----------------
the Units that have been authenticated by the Unit Agent except those canceled by it, those delivered to it for cancellation, those reductions in the Global Unit effected in accordance with the provisions hereof and those described in this Section as not outstanding. Subject to Section 2.10, a Unit does not cease to be outstanding because the Company or any of its Affiliates holds the Unit.

          If a Unit is replaced pursuant to Section 2.8 (other than a mutilated Unit surrendered for replacement), it ceases to be outstanding unless the Unit Agent receives proof satisfactory to it that the replaced Unit is held by a bona
                                                                            ----
fide purchaser.  A mutilated Unit ceases to be outstanding upon surrender of
----
such Unit and replacement thereof pursuant to Section 2.8.

          SECTION 2.10  Treasury Units.  In determining whether the Holders of
                        --------------
the required amount of Units have concurred in any direction, waiver or consent, Units owned by the Company or its Affiliates shall be disregarded, except that, for the purposes of determining whether the Unit Agent shall be protected in relying on any such direction, waiver or consent, only Units that the Unit Agent actually knows are so owned shall be disregarded.

          The Company shall notify the Unit Agent, in writing, when it or any of its Affiliates repurchases or otherwise acquires Units of the amount of such Units so repurchased or otherwise acquired. The Unit Agent may require an Officers= Certificate listing Units owned by the Company, a subsidiary of the Company or an Affiliate of the Company.

          SECTION 2.11  Temporary Units.  Until permanent Definitive Units are
                        ---------------
ready for delivery, the Company may prepare and the Unit Agent shall authenticate temporary Definitive Units upon receipt of a Company Order in the form of an Officers' Certificate. The Officers' Certificate shall specify the amount of temporary Definitive Units to be authenticated and the date on which the temporary Definitive Units are to be authenticated. Temporary Definitive Units shall be substantially in the form of permanent Definitive Units but may have variations that the Company considers appropriate for temporary Definitive Units. Without unreasonable delay, the Company shall prepare and the Unit Agent shall authenticate upon receipt of a Company Order permanent Definitive Units in exchange for temporary Definitive Units.

          SECTION 2.12  Cancellation.  The Company at any time may deliver Units
                        ------------
to the Unit Agent for cancellation. The Unit Agent, and no one else, shall cancel and, at the written direction of the Company, shall dispose of (subject to the record retention requirements of the Exchange Act) all Units surrendered for transfer, exchange, payment or cancellation; provided, however, that the
                                                 --------  -------
Unit Agent may, but shall not be required to, destroy such canceled Units. Subject to Section 2.7, the Company may not issue new Units to replace Units that it has paid or delivered to the Unit Agent for cancellation. If the Company shall acquire any of the Units, such acquisition shall not operate as a redemption of such Units unless and until the same are surrendered to the Unit Agent for cancellation pursuant to this Section 2.12.

          SECTION 2.13  CUSIP, ISIN and Common Code Numbers.  The Company in
                        -----------------------------------
issuing the Units may use a "CUSIP", "ISIN" or "Common Code" number, and if so, the Unit Agent shall use the CUSIP, ISIN and Common Code number in notices of redemption or exchange as a convenience to Holders; provided, however, that any
                                                    --------  -------
such notice may state that no representation is made as to the correctness or accuracy of the CUSIP, ISIN and Common Code number printed in the notice or on the Units, and that reliance may be placed only on the other identification numbers printed on the Units. The Company shall promptly notify the Unit Agent of any change in any CUSIP, ISIN or Common Code number.

          SECTION 2.14  Certain Matters Relating to the Global Units.  Agent
                        --------------------------------------------
Members shall have no rights under this Agreement with respect to any Global Unit held on their behalf by DTC or the Unit Agent as its custodian, or under the Global Unit, and DTC may be treated by the Company, the Unit Agent and any agent of the Company or the Unit Agent as the absolute owner of the Global Unit for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Unit Agent or any agent of the Company or the Unit Agent from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Unit.

          SECTION 3  Separation of the Notes and the Warrants.
                     ----------------------------------------

          After the Separation Date, the Notes and the Warrants represented by the Units shall be separately transferable. Upon presentation after the Separation Date of any Unit Certificate for exchange for Warrants and Notes or for registration of transfer or otherwise, the Unit Agent shall notify the Trustee, the Registrar and the Warrant Agent of the number of Units so presented, the registered owner thereof, such owner=s registered address, the nature of any legends or restrictive endorsements set forth on such Unit Certificate and any other information provided by the holder thereof in connection therewith. The Company will notify the Unit Agent of any additional requirements in connection with a particular transfer or exchange.

          Following the Separation Date, no Unit Certificates shall be issued upon transfer, or exchange of Unit Certificates, or otherwise.

          SECTION 4  Rights of Unit Holders.
                     ----------------------

          The registered owner of a Unit Certificate shall have all the rights and privileges of a registered owner of the principal amount of Notes of the Company represented thereby and the number of Warrants of the Company represented thereby and shall be treated as the registered owner thereof for all purposes.

          SECTION 5  Unit Agent.
                     ----------

          5.1  Rights and Duties of Unit Agent.  (a) In acting under this
               -------------------------------
Agreement and in connection with the Unit Certificates, the Unit Agent is acting solely as agent of the Company, the Warrant Agent and the Trustee and does not assume any obligation or relationship or agency or trust for or with any of the holders of Unit Certificates or beneficial owners of Units.

          (b) The Unit Agent may consult with counsel satisfactory to it (who may be counsel for the Company), and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

          (c) The Unit Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Unit Certificate, notice, resolution, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

          (d) The Unit Agent shall be obligated to perform only such duties as are specifically set forth herein and in the Unit Certificates and no implied duties or obligations shall be read into this Agreement or the Unit Certificates against the Unit Agent. The Unit Agent shall not be under any obligation to institute any action, suit or legal proceeding or to take any other action hereunder which may tend to involve it in any expense or liability for which it does not receive indemnity if such indemnity is requested. The Unit Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Unit Certificates countersigned by the Unit Agent and delivered by it to the Holders or on behalf of the Holders pursuant to this Agreement or for the application by the Company of the proceeds of the Units. The Unit Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Unit Certificates or in the case of the receipt of any written demand from a Holder with respect to such default, including any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise.

          (e) All rights of action under this Agreement or under any of the Units may be enforced by the Unit Agent without the possession of any of the Unit Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Unit Agent shall be brought in its name as Unit Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Units, as their respective rights or interests may appear.

          (f) The Unit Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder or in connection with its appointment in
Section 1.2 in the absence of gross negligence or willful misconduct on its part. In no event shall the Unit Agent be liable (i) for any indirect, consequential, punitive or special damages, regardless of the form of action and whether or not any such damages were foreseeable or contemplated, or (ii) for the acts or omissions of its nominees, correspondents, designees, agents, subagents or independent contractors.

          (g) The Unit Agent shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance or its duties hereunder.

          (h) Whenever in the administration of this Agreement the Unit Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Unit Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers= Certificate.

          SECTION 5.2  Certificate and Opinion as to Conditions Precedent.
                       ---------------------------------------------------
Upon any request or application by the Company to the Unit Agent to take any action under this Agreement, the Company shall furnish to the Unit Agent at the request of the Unit Agent:

          (1) an Officers' Certificate, in form and substance reasonably satisfactory to the Unit Agent (which shall include the statements set forth in Section 5.3), stating that, in the opinion of the signatories thereto, all conditions precedent and covenants, if any, provided for in this Agreement relating to the proposed action have been satisfied or complied with; and

          (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Unit Agent (which shall include the statements set forth in Section 5.3) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied or complied with.

          SECTION 5.3  Statements Required in Certificate or Opinion.  Each
                       ----------------------------------------------
certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

          (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with;

provided, however, that with respect to matters of fact an Opinion of Counsel
--------  -------
may rely on an Officers' Certificate or certificates of public officials.

          The Unit Agent shall not be liable for any action which it takes or intends to take in good faith in reliance on any such certificate or opinion.

          SECTION 5.4  Rules by Unit Agent.  The Unit Agent may make reasonable
                       --------------------
rules for its functions.

          SECTION 5.5  Individual Rights of Unit Agent.  The Unit Agent and any
                       --------------------------------
stockholder, director, officer or employee of the Unit Agent may buy, sell or deal in any of the Units or other securities of the Company or its Affiliates or become pecuniarily interested in transactions in which the Company or its Affiliates may be interested, or contract with or lend money to the Company or its Affiliates or otherwise act as fully and freely as though it were not the Unit Agent under this Agreement. Nothing herein shall preclude the Unit Agent from acting in any other capacity for the Company or for any other legal entity.

          SECTION 5.6  Unit Agent's Disclaimer.  The Unit Agent shall not be
                       ------------------------
responsible for and makes no representation as to the validity or adequacy of this Agreement or the Unit Certificates and it shall not be responsible for any statement in this Agreement or the Unit Certificates other than its certificate of authentication thereon.

          SECTION 5.7  Compensation and Indemnity.  The Company shall pay to the
                       ---------------------------
Unit Agent from time to time such compensation as the Company and the Unit Agent shall from time to time agree in writing for its acceptance of this Agreement and services hereunder. The Company shall reimburse the Unit Agent upon request for all reasonable disbursements, expenses and advances (including reasonable fees and expenses of counsel) incurred or made by it in addition to the compensation for their services, except any such disbursements, expenses and advances as may be attributable to the Unit Agent's gross negligence or bad faith. Such expenses shall include the reasonable compensation, disbursements and expenses of the Unit Agent's accountants, experts and counsel.

          The Company shall indemnify each of the Unit Agent and any predecessor Unit Agent for, and hold them harmless against, any and all loss, damage, claim, expense or liability including taxes (other than taxes based on the income of the Unit Agent) incurred by the Unit Agent without gross negligence, willful misconduct or bad faith on its part in connection with acceptance of administration of this trust and its duties under this Agreement, including the reasonable expenses and attorneys' fees and expenses of defending itself against any claim of liability arising hereunder. The Unit Agent shall notify the Company promptly of any claim asserted against the Unit Agent for which it may seek indemnity. However, the failure by the Unit Agent to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Unit Agent shall cooperate in the defense (and may employ its own counsel satisfactory to the Unit Agent) at the Company's expense. The Unit Agent may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its written consent, which consent shall not be unreasonably withheld. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Unit Agent as a result of the violation of this Agreement by the Unit Agent if such violation arose from the Unit Agent's gross negligence, willful misconduct or bad faith.

          To secure the Company's payment obligations in this Section 5.7, the Unit Agent and the Agents shall have a senior Lien prior to the Notes against all money or property held or collected by the Unit Agent, in its capacity as Unit Agent, except money or property held in trust to pay principal or premium, if any, or interest on particular Notes.

          The Company's obligations under this Section 5.7 and any claim arising hereunder shall survive the termination of this Agreement, the resignation or removal of any Unit Agent or Agent and any rejection or termination under any Bankruptcy Law.

          SECTION 5.8  Successor Unit Agent. (a)  The Unit Agent may at any time
                       ---------------------
resign by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall not be less than 30 days after the date
--------  -------
on which such notice is given unless the Company otherwise agrees. The Unit Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date when it shall become effective, which date shall not be less than 30 days after such notice is given unless the Unit Agent otherwise agrees. Any removal under this Section 5.8 shall take effect upon the appointment by the Company as hereinafter provided of a successor Unit Agent (which shall be a bank or trust company authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) and the acceptance of such appointment by such successor Unit Agent.

          (b) In case at any time the Unit Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or shall commence a voluntary case under federal bankruptcy laws, as now or hereafter constituted, or under any other applicable federal or state bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee or sequestrator (or other similar official) of the Unit Agent or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Unit Agent in an involuntary case under federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or similar law; or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee or sequestrator (or similar official) of the Unit Agent or of its property or affairs, or any public officer shall take charge or control of the Unit Agent or of its property or affairs for the purpose of rehabilitation, conservation, winding up of or liquidation, a successor Unit Agent, qualified as aforesaid, shall be appointed by the Company by an instrument in writing, filed with the successor Unit Agent. Upon the appointment as aforesaid of a successor Unit Agent and acceptance by the successor Unit Agent of such appointment, the Unit Agent shall cease to be Unit Agent hereunder; provided, however, that in the
                                              --------  -------
event of the resignation of the Unit Agent hereunder, such resignation shall be effective on the earlier of (i) the date specified in the Unit Agent's notice of resignation and (ii) the appointment and acceptance of a successor Unit Agent hereunder. If a successor Unit Agent does not accept such appointment within 60 days after the notice of resignation or removal is given, the Unit Agent may petition any court of competent jurisdiction for the appointment of a successor.

          (c) Any successor Unit Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Unit Agent, without any further act, deed or conveyance, shall become vested with all the rights and obligations of such predecessor with like effect as if originally named as Unit Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Unit Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Unit Agent hereunder.

          (d) Any corporation into which the Unit Agent hereunder may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Unit Agent shall be a party, or any corporation to which the Unit Agent shall sell or otherwise transfer all or substantially all the assets and business of the Unit Agent (provided that it shall be qualified as aforesaid) shall be the successor Unit Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

          SECTION 6  Miscellaneous.
                     -------------

          SECTION 6.1  Notices.  Any notices or other communications required or
                       --------
permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telecopier or first-class mail, postage prepaid, addressed as follows:

     if to the Company:

          Cybernet Internet Services International, Inc.
          Stefan-George-Ring 19-23
          D-81929 Munchen
          Facsimile:  +49-89-993-15199
          Attention:   Robert Eckert

     with a copy to:

          Powell, Goldstein, Frazer and Murphy LLP
          1001 Pennsylvania Avenue, N.W.
          Washington D.C.  20004
          Facsimile:   (202) 624-7222
          Attention:   Joseph M. Berl
     if to the Unit Agent, Warrant Agent or Trustee:

          The Bank of New York
          101 Barclay Street, Floor 21W
          New York, New York 10286
          Facsimile:   212-815-5915
          Attention:   Corporate Trust Trustee Administration

          Each of the Company and the Unit Agent, Warrant Agent and Trustee by written notice to each other such Person may designate additional or different addresses for notices to such Person. Any notice or communication to the Company and the Unit Agent, Warrant Agent and Trustee, shall be deemed to have been given or made: (i) as of the date so delivered, if personally delivered;
(ii) when receipt is confirmed, if telecopied; and (iii) upon receipt, if sent by first class mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

          Any notice or communication mailed to a Holder shall be mailed to such Person by first-class mail or other equivalent means at such Person's address as it appears on the registration books of the Registrar and shall be sufficiently given to such Holder if so mailed within the time prescribed.

          Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given whether or not the addressee receives it.

          Notices regarding the Units will be (i) published by the Company in a leading newspaper having a general circulation in New York (which is expected to be The Wall Street Journal) and in Frankfurt (which is expected to be the Frankfurter Allgemeine Zeitung) or (ii) in the case of Definitive Units, mailed to Holders by first-class mail at their respective addresses as they appear on the registration books of the Registrar. Notices given by publication will be deemed given on the first date on which publication is made and notices given by first-class mail, postage prepaid, will be deemed given five calendar days after mailing.

          SECTION 6.2  Supplements and Amendments. The Company, the Unit Agent,
                       --------------------------
the Trustee and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any holders of Unit Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company, the Trustee, the Warrant Agent and the Unit Agent may deem necessary or desirable and which shall not in any way adversely affect the interests of the holders of Unit Certificates. Any amendment or supplement to this Agreement that has a material adverse effect on the interests of Unit holders shall require the written consent of registered holders of Units representing not less than a majority of the then outstanding Units.

          Prior to executing any supplement or amendment, the Unit Agent, Trustee and Warrant Agent shall be entitled to receive and rely upon an Opinion of Counsel to the effect that such supplement or amendment is permitted or authorized by this Agreement.

          SECTION 6.3  Successors.  All the covenants and provisions of this
                       ----------
Agreement by or for the benefit of the Company, the Trustee, the Warrant Agent or the Unit Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

          SECTION 6.4  Governing Law.  This Agreement and the Units shall be
                       -------------
governed by, and construed and interpreted in accordance with, the law of the State of New York.

          SECTION 6.5  Submission to Jurisdiction; Appointment of Agent for
                       ----------------------------------------------------
Service; Waiver.  To the fullest extent permitted by applicable law, the Company
---------------
irrevocably submits to the nonexclusive jurisdiction of any federal or state court in the Borough of Manhattan in the City of New York, County and State of New York, United States of America, in any suit or proceeding based on or arising under this Agreement and the Units, and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court. The Company, to the fullest extent permitted by applicable law, irrevocably and fully waives the defense of an inconvenient forum to the maintenance of such suit or proceeding and hereby irrevocably designates and appoints Corporation Services Company (the "Authorized Agent"), for a period of
                                            ----------------
ten years from the date hereof or until such time as no Units, Notes or Warrants remain outstanding, as its authorized agent upon whom process may be served in any such suit or proceeding. The Company represents that it has notified the Authorized Agent of such designation and appointment and that the Authorized Agent has accepted the same in writing. The Company hereby irrevocably authorizes and directs its Authorized Agent to accept such service. The Company further agrees that service of process upon its Authorized Agent and written notice of said service to the Company mailed by first class mail or delivered to its Authorized Agent shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of any person to serve process in any other manner permitted by law. The Company agrees that a final action in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other lawful manner. Notwithstanding the foregoing, any action against the Company arising out of or based on this Agreement, the Units or the transactions contemplated hereby may also be instituted in any competent court in Germany, and the Company expressly accepts the jurisdiction of any such court in any such action.

          The Company hereby irrevocably waives, to the extent permitted by law, any immunity to jurisdiction to which it may otherwise be entitled (including, without limitation, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on this Agreement, the Unit Certificates or the transactions contemplated hereby.

          To the extent permitted by applicable law, the Company and the Unit Agent each waive any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise arising out of, connected with, related to or incidental to the relationship established between them in connection with this Agreement. Instead, any disputes resolved in court will be resolved in a bench trial without a jury.

          The provisions of this Section 6.5 are intended to be effective upon the execution of this Agreement and the Unit Certificates without any further action by the Company or the Unit Agent and the introduction of a true copy of this Agreement into evidence shall be conclusive and final evidence as to such matters.

          SECTION 6.6  Benefits of this Agreement.  Nothing in this Agreement
                       --------------------------
shall be construed to give to any person or corporation other than the Company, the Trustee, the Warrant Agent, the Unit Agent and the registered holders of the Unit Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Trustee, the Warrant Agent, the Unit Agent and the registered holders of the Unit Certificates.

          SECTION 6.7  Counterparts.  This Agreement may be executed in any
                       ------------
number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          SECTION 6.8  Severability.  In case any one or more of the provisions
                       ------------
in this Agreement or in the Units shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

          SECTION 6.9  Headings, etc.  The Headings of the Articles and Sections
                       --------------
of this Agreement have been inserted for convenience of reference only, are not to be considered a part of this Agreement and shall in no way modify or restrict any of the terms or provisions hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


                              CYBERNET INTERNET SERVICES INTERNATIONAL, INC.


                              By:  /s/ Authorized Signatory
                                   -----------------------------------


                              By:  /s/ Authorized Signatory
                                   -----------------------------------

THE BANK OF NEW YORK, as Unit Agent


By:  /s/ Authorized Signatory
     --------------------------------


THE BANK OF NEW YORK, as Trustee


By:  /s/ Authorized Signatory
     --------------------------------



THE BANK OF NEW YORK, as Warrant Agent


By:  /s/ Authorized Signatory
     --------------------------------

                                 Exhibit  A to
                                Unit Agreement

  [FORM OF GLOBAL UNIT CERTIFICATE]

150,000 Units

THIS UNIT (THIS "UNIT") IS A GLOBAL UNIT WITHIN THE MEANING OF THE UNIT
                 ----
AGREEMENT HEREINAFTER REFERRED TO.

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER
                                         --------------
SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT, PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION
                                            ------------------------------
DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (D) WITH THE CONSENT OF THE COMPANY PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHICH THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT, IN CONSENTING TO ANY SALE OR OFFER
                       --------
PURSUANT TO CLAUSE (D) ABOVE, THE COMPANY AND THE UNIT AGENT SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE UNIT AGENT, THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE COMPANY OR ITS AGENT FOR REGISTRATION
                           ---
OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER REPRESENTATIVE OF DTC AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.6 OF THE UNIT AGREEMENT PURSUANT TO WHICH THEY WERE ISSUED.

THESE SECURITIES HAVE BEEN OFFERED AS PART OF A UNIT. EACH OF THE UNITS CONSISTS OF $1,000 PRINCIPAL AMOUNT OF 14.0% SENIOR NOTES DUE 2009 (THE "NOTES")
                                                                         -----
OF CYBERNET INTERNET SERVICES INTERNATIONAL, INC. (THE "COMPANY") AND ONE
                                                        -------
WARRANT (THE "WARRANTS") OF THE COMPANY TO PURCHASE 30.2310693 SHARES OF COMMON
              --------
STOCK, PAR VALUE $.001, OF THE COMPANY. THE NOTES AND WARRANTS WILL NOT BE TRANSFERABLE BY A HOLDER THEREOF SEPARATELY FROM EACH OTHER UNTIL THE SEPARATION DATE, WHICH SHALL BE THE EARLIEST OF (I) THE COMMENCEMENT OF AN EXCHANGE OFFER OR THE EFFECTIVENESS OF A SHELF REGISTRATION STATEMENT WITH RESPECT TO THE NOTES AND (II) SUCH OTHER DATE AS LEHMAN BROTHERS INTERNATIONAL (EUROPE) AND MORGAN STANLEY & CO. INTERNATIONAL LIMITED SHALL JOINTLY DETERMINE IN THEIR SOLE DISCRETION.

                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.

       Units, Each Consisting of $1,000 Principal Amount of 14.0 % Senior
        Notes due 2009 and One Warrant to Purchase 30.2310693 shares of common stock, par value $.001, of Cybernet Internet Services International, Inc.


No. 1                                                        CUSIP No. 232503AA0

          Cybernet Internet Services International, Inc., a Delaware corporation, hereby certifies that Cede & Co., or its registered assigns, is the registered owner of the number of Units listed on Schedule A, transferable only on the books of the Company by the holder thereof in person or by his or her duly authorized attorney, on surrender of this Unit Certificate properly endorsed. This Unit is issued pursuant to the Unit Agreement, dated as of July 8, 1999 (the "Unit Agreement"; unless otherwise defined herein, terms defined in
              --------------
the Unit Agreement are used herein as defined therein) between the Company and The Bank of New York, as Unit Agent (the "Unit Agent"), as Warrant Agent and as
                                          ----------
Trustee, and is subject to the terms and provisions contained therein, all of which terms and provisions the holder of this Unit consents to by acceptance hereof.

          Each Unit consists of (i) $1,000 principal amount of 14.0 % Senior Notes due 2009 of the Company and (ii) one Warrant to purchase 30.2310693 shares of common stock, par value $.001 per share, of the Company.

          Reference is made to the provisions of the Notes and Warrants attached hereto, which will for all purposes have the same effect as if set forth at this place.

          The Notes and Warrants attached to this Unit shall be non-detachable and not separately transferable until the earlier to occur of: (i) the commencement of an exchange offer or the effectiveness of a shelf registration statement with respect to the Notes and (ii) such other date as Lehman Brothers International (Europe) and Morgan Stanley & Co. International Limited shall jointly determine in their sole discretion (such earliest date, the "Separation Date").

          IN WITNESS WHEREOF, the Company has caused this Unit to be signed manually or by facsimile by its duly authorized Officers.

Dated:  July 8, 1999

                              Cybernet Internet Services International, Inc.


                              By:  ____________________
                                    Name:
                                    Title:


                              By:  ____________________
                                    Name:
                                    Title:

Certificate of Authentication:

     This is one of the Units
     referred to in the within
     mentioned Unit Agreement.

THE BANK OF NEW YORK,
 as Unit Agent


By:___________________________
       Authorized Signatory

                                ASSIGNMENT FORM

          If you, the Holder, want to assign this Unit, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Unit to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint                                       , agent to
                        --------------------------------------
transfer this Unit on the books of Cybernet Internet Services International, Inc. The agent may substitute another to act for him.


Dated:           Signed:
      ---------         -----------------------------------
                         (Sign exactly as your name appears
                         on the other side of this Unit)

                                                                      Schedule A



                  SCHEDULE OF INCREASES OR DECREASES OF UNITS


The following increases or decreases in this Global Unit have been made:




                                                          Number of Units of
              Amount of decrease    Amount of increase    this Global Unit        Signature of
Date of       in number of Units    in number of Units    following such          authorized signatory
Exchange      of this Global Unit   of this Global Unit   decrease or increase    of Unit Agent
------------------------------------------------------------------------------------------------------


                                                                   Exhibit  B to
                                                                  Unit Agreement

                     [FORM OF DEFINITIVE UNIT CERTIFICATE]


________ Units

          THIS UNIT (THIS "UNIT") IS A DEFINITIVE UNIT WITHIN THE MEANING OF THE
                           ----
UNIT AGREEMENT HEREINAFTER REFERRED TO.

          THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR
                                              --------------
OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT, PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION
                                                    ------------------
TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A)
----------------
TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (D) WITH THE CONSENT OF THE COMPANY PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHICH THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT, IN CONSENTING TO ANY SALE OR OFFER
                       --------
PURSUANT TO CLAUSE (D) ABOVE, THE COMPANY AND THE UNIT AGENT SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE UNIT AGENT, THIS

LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

          THESE SECURITIES HAVE BEEN OFFERED AS PART OF A UNIT. EACH OF THE UNITS CONSISTS OF $1,000 PRINCIPAL AMOUNT OF 14.0 % SENIOR NOTES DUE 2009 (THE

"NOTES") OF CYBERNET INTERNET SERVICES INTERNATIONAL, INC. (THE "COMPANY") AND
------                                                           -------
ONE WARRANT (THE "WARRANTS") OF THE COMPANY TO PURCHASE 30.2310693 SHARES OF
                  --------
COMMON STOCK, PAR VALUE $.001, OF THE COMPANY. THE NOTES AND WARRANTS WILL NOT BE TRANSFERABLE BY A HOLDER THEREOF SEPARATELY FROM EACH OTHER UNTIL THE SEPARATION DATE, WHICH SHALL BE THE EARLIEST OF (I) THE COMMENCEMENT OF AN EXCHANGE OFFER OR THE EFFECTIVENESS OF A SHELF REGISTRATION STATEMENT WITH RESPECT TO THE NOTES AND (II) SUCH OTHER DATE AS LEHMAN BROTHERS INTERNATIONAL (EUROPE) AND MORGAN STANLEY & CO. INTERNATIONAL LIMITED SHALL JOINTLY DETERMINE IN THEIR SOLE DISCRETION.

                CYBERNET INTERNET SERVICES INTERNATIONAL, INC.

       Units, Each Consisting of $1,000 Principal Amount of 14.0 % Senior
        Notes due 2009 and One Warrant to Purchase 30.2310693 shares of common stock, par value $.001, of Cybernet Internet Services International, Inc.


No. ________                                                       CUSIP No.

          Cybernet Internet Services International, Inc., a Delaware corporation, hereby certifies that ___________ is the owner of ______________ Units as described above, transferable only on the books of the Company by the holder thereof in person or by his or her duly authorized attorney, on surrender of this Unit Certificate properly endorsed. This Unit is issued pursuant to the Unit Agreement, dated as of July 8, 1999 (the "Unit Agreement"; unless otherwise
                                               --------------
defined herein, terms defined in the Unit Agreement are used herein as defined therein) between the Company and The Bank of New York, as Unit Agent (the "Unit
                                                                           ----
Agent"), as Warrant Agent and as Trustee, and is subject to the terms and
-----
provisions contained therein, all of which terms and provisions the holder of this Unit consents to by acceptance hereof.

          Each Unit consists of (i) $1,000 principal amount of 14.0 % Senior Notes due 2009 of the Company and (ii) one Warrant to purchase 30.2310693 shares of common stock, par value $.001 per share, of the Company.

          Reference is made to the provisions of the Notes and Warrants attached hereto, which will for all purposes have the same effect as if set forth at this place.

          The Notes and Warrants attached to this Unit shall be non-detachable and not separately transferable until the earlier to occur of: (i) the commencement of an exchange offer or the effectiveness of a shelf registration statement with respect to the Notes and (ii) such other date as Lehman Brothers International (Europe) and Morgan Stanley & Co. International Limited shall jointly determine in their sole discretion (such earliest date, the "Separation Date").

          IN WITNESS WHEREOF, the Company has caused this Unit to be signed manually or by facsimile by its duly authorized officers.

Dated:  July 8, 1999

                              CYBERNET INTERNET SERVICES INTERNATIONAL, INC.


                              By:  ____________________
                                    Name:
                                    Title:


                              By:  ____________________
                                    Name:
                                    Title:

Certificate of Authentication:

     This is one of the Units
     referred to in the within
     mentioned Unit Agreement.

THE BANK OF NEW YORK,
 as Unit Agent


By:___________________________
       Authorized Signatory

                                ASSIGNMENT FORM

          If you, the Holder, want to assign this Unit, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Unit to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ______________________________________, agent to transfer this Unit on the books of Cybernet Internet Services International, Inc. The agent may substitute another to act for him.


Dated: _____________     Signed: ________________________________
                                 (Sign exactly as your name appears
                                 on the other side of this Unit)